Company Strategy and Pharmaceuticals Update December 18, 2007 Four Seasons Hotel 57 East 57th Street New York, NY 10022

Welcome Jack Howarth Vice President Investor Relations

Forward Looking Statement

Statements made in this presentation include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  These statements, including those relating to future financial expectations,  involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements.  Information on other important potential risks and uncertainties not discussed herein may be found in the Company’s filings with the Securities and Exchange Commission including its Form
10-K for the year ended December 31, 2006 and Form10-Q for the quarter ended September 30, 2007

December 18, 2007 Investor Meeting

Webcast Information and Presentation Assumptions

This presentation is available in a listen only mode via the internet at
http://www.streetevents.com, or http://www.alpharma.com until January 2, 2008.

These materials are meant for use only in connection with the oral presentation being made by the company at its investor meeting on December 18, 2007 as many assumptions, risks and other facts material to the understanding of these slides will be presented at the conference.  Since these materials were prepared specifically for the December 18, 2007 conference, the company does not undertake to update this material for developments, risks or circumstances after that date.  The potential revenue and margin opportunities related to growth initiatives in this presentation are based on assumptions which the company believes to be reasonable, but because they cover several years and, in many cases, represent the estimated targets for new strategies, or the introduction of new products, they are subject to inherent risks, including risks disclosed in the company’s most recent Form 10-K and 10-Q filings,  that could cause actual results to vary materially.

December 18, 2007 Investor Meeting

Agenda

President &CEO

Dean Mitchell

Wrap Up

Question & Answer

Question and Answer

President & CEO

Dean Mitchell

Strategic Progress

Sr. Vice President Clinical Research & Medical
Affairs

Dr. Joseph Stauffer

ALO-01 Phase III Clinical
Results

Sr. Vice President Clinical Research & Medical
Affairs

Dr. Joseph Stauffer

FLECTOR® Patch Clinical Data

President, Pharmaceuticals

Dr. Ronald Warner

Pharmaceuticals Business
Overview

Clinical Professor of Medicine
Department of Medicine-Section of
Rheumatology University of Nebraska Medical
Ctr. Omaha, Nebraska

Dr. Arthur L. Weaver

The Medical Need for
Topical NSAIDs

Sr. Vice President, Sales & Marketing

Scott Shively

FLECTOR ® Patch Launch

Vice President Investor Relations

Jack Howarth

Welcome and Agenda

PRESENTERS

TOPIC

December 18, 2007 Investor Meeting

Strategic Progress

Dean Mitchell
President and CEO

December 18, 2007 Investor Meeting

What I Plan to Cover

What we committed to last year

Where we are in 2007

Where we are going in 2008 – 2012

December 18, 2007 Investor Meeting

Overall Strategic Direction

Create a high value specialty pharmaceutical business

Three strong businesses with varying opportunities to achieve further growth and profitability organically and through
business development activities

Innovation funded from cash flows and financing

Build capabilities to drive innovation across all businesses

Disciplined operating cost management

Solid Base to Fund Innovation

What We Committed to Last Year

December 18, 2007 Investor Meeting

2007 Execution of the Strategy

Pharmaceuticals: Invest to create a high value specialty pharma business

Abuse-deterrent platform – positive Phase III results

New product pipeline: FLECTOR® patch, Ketoprofen in Transfersome® gel, Tris

Significant strengthening of talent and core capabilities; sales force expansion

Leverage abuse-deterrent technology

Animal Health and API: Ensure sustained growth and profitability via new products and cost-efficient production

AHD

Business development – two China acquisitions

Continuing focus on geographic expansion and new products/indications

Low-cost sourcing: China acquisitions, third party supply agreements

API

Chinese expansion for vancomycin capacity

Forward integration – finished product dosage forms

Focused new product development

Building the Future of Alpharma

December 18, 2007 Investor Meeting

Seven new product indications

Two Chinese acquisitions

         Enterprise

Delivering performance vs.
guidance

Enhanced capital structure

Built capabilities

2007 Milestones -- Scorecard

Launch 7 new products

Leverage AD Technology to
other molecules

Execute Phase III clinical
Program

Building  Credibility Through Execution

Launch new products

Pharmaceuticals

API

AH

KADIAN® revenue growth
growth

Continue vancomycin
growth

Increase market share in
key products

15%-20% growth

10 & 200mg launch

20%+ growth

Expand product portfolio
via business development

Complete injectable
finished product facility

20 new registrations for existing
products in new geographies

FLECTOR® Patch

Ketroprofen in
Transfersome® gel

Tris

ALO-01 positive results

December 18, 2007 Investor Meeting

Building a Top-Tier Organization in 2007

Increased leadership talent

Additional Pharmaceutical experience on the Board – Ladell, U’Pritchard

Business continuity – Campbell, Carlsson, Warner, Wrenn

Key staff additions – Aigner, Spellman, Watts

Infrastructure for a growing Pharmaceuticals business

Significant additions of Medical, Clinical, Regulatory, Sales and Marketing talent

Doubling of the Sales Force

Bridgewater, NJ

Access to Pharmaceutical talent pool

Consolidating Corporate, Pharmaceuticals and Animal Health leadership

Increased enterprise efficiency

Building a winning culture

Significant Increase in Proven Talent

December 18, 2007 Investor Meeting

Where we are going in 2008 – 2012

Continue to defend the core business

Continue to execute on forward
    integration strategy

Expand portfolio of products…seek
   opportunities, leverage relationships

Continue organic growth programs:
    geographies, new indications and
    products

Attack near-term input cost challenges

Enhance growth through licensing and
    M&A

Continue abuse deterrent
development program

    - Commercialize ALO-01
    - Leverage abuse deterrent technology
      to other molecules
    - Build abuse deterrent market

Execute against the acquired NSAID
pipeline

    - Build the topical NSAID market

Continue to invest to strengthen
capabilities

Further broaden business/product
portfolio

API

Animal Health

Pharmaceuticals

The overall strategy remains unchanged…

Continue to build scale in a high value specialty pharmaceuticals business

Accelerate growth and maintain high margins in Animal Health and API

Total Company: Five Year Revenue Target

Revenue
$ in millions

2006

Pharmaceuticals

API

AHD

2011

500

1,000

1,500

What We Committed to Last Year

December 18, 2007 Investor Meeting

Total Company: Updated Five Year Revenue Target

2006

Pharmaceuticals

API

AHD

2011

500

1,000

1,500

Revenue
$ in millions

December 18, 2007 Investor Meeting

Total Company: 2007 – 2012 Five Year Revenue Target

Revenue
$ in millions

Transforming the Company Profile

Targeting

$1B in Revenues

in 2009

2007

Pharmaceuticals

API

AHD

2012

500H

1,000

1,500

2,000

December 18, 2007 Investor Meeting

Strategic Opportunities In Pharmaceuticals

Pain market has unmet needs

NSAIDs

Long- acting opioid abuse

Significant market potential for products that address these needs

Compelling clinical data on pipeline products

Aggressive launch plans for FLECTOR® Patch

December 18, 2007 Investor Meeting

Pharmaceuticals
Business
Update

Ronald Warner, PhD

President
Pharmaceuticals

What We Will Talk About . . .

KADIAN® key metrics

Current pipeline

Market opportunities

Topical NSAIDS

Abuse Deterrence

December 18, 2007 Investor Meeting

$185 - $195

$160 - $165

KADIAN® Revenue Trends

$62

$102

$138

KADIAN® Revenues Projected to Triple Over 5 Years

December 18, 2007 Investor Meeting

$0

$50

$100

$150

$200

2004

2005

2006

2007 Est.

2008

Guidance

KADIAN(r) and AVINZA(r) TRx Trends 2005-01 2005-02 2005-03 2005-04 2005-05 2005-06 2005-07 2005-08 2005-09 2005-10 2005-11 2005-12 2006-01 2006-02 2006-03 2006-04 2006-05 2006-06 2006-07 2006-08 2006-09 2006-10 2006-11 2006-12 2007-01 2007-02 2007-03 2007-04 2007-05 2007-06 2007-07 2007-08 2007-09 2007-10 KADIAN TRx 37558 35319 40162 38954 42026 44271 42947 46480 46053 48615 50649 52792 51504 47746 53968 48436 53639 53952 50954 55092 51679 53530 52347 52642 53323 48701 54255 52157 57034 56316 57324 59632 53281 59347 AVINZA TRx 56552 53747 63386 61078 62947 64637 62285 64924 63490 61426 60387 60890 59599 54006 61520 54478 59558 58958 54541 56855 53290 53826 51848 50768 51522 46018 49833 47325 49124 46286 46108 47256 42719 46760 TRx KADIAN(r) TRx's Continue to Outpace AVINZA(r) (r) (r)

What We Will Talk About . . .

KADIAN® key metrics

Current pipeline

Market opportunities

Topical NSAIDs

Abuse Deterrence

December 18, 2007 Investor Meeting

Total Pain Market is Over $20B and Growing

Source: Wolters Kluwer Health, Source® PHAST Prescription Monthly, MAT 5/2007

Note: The pain market excludes most OTC analgesics and DMARDs.

Large Market with Opportunity to Switch Generics to New Brands

December 18, 2007 Investor Meeting

Short-Acting

Opioids $7.4B

Long-Acting

Opioids $3.3B

Lidocaine patch

$1.0B

NSAIDs $4.4B

COX-2 $1.9B

Triptans/Other

Anti-Migraine

$2.5B

Alpharma Will Have a Presence in Over 50% of the Total Pain Market

Source: Wolters Kluwer Health, Source® PHAST Prescription Monthly, MAT 5/2007

Note: The pain market excludes most OTC analgesics and DMARDs.

December 18, 2007 Investor Meeting

Short-Acting

Opioids $7.4B

Long-Acting

Opioids $3.3B

Lidocaine patch

$1.0B

NSAIDs $4.4B

COX-2 $1.9B

Triptans/Other

Anti-Migraine

$2.5B

Mild Acute Chronic Pain Treatment Paradigm FLECTOR(r) Patch Ketoprofen in Transfersome(r) gel Moderate Severe KADIAN(r) ALO-02 ALO-01 ALO-04 ALO-3a ALO-3b Abuse Deterrence Combination Pharmacologic Physical Packaging No A.D.T. Alpharma Portfolio

December 2006 Product Pipeline

Approved

Phase 1

Target
Launch Date

Phase 3

Phase 2

TBD

ALO-02

2009

ALO-01

Marketed

KADIAN® Capsules

Beginnings of a Pipeline

December 18, 2007 Investor Meeting

Strong Pharmaceutical Product Pipeline

2011

Ketoprofen in
Transfersome® gel

2010

ALO-03b

2012

ALO-04

Approved

Phase 1

Target
 Launch Date

Phase 3

Phase 2

Q1 2009

Tirosint® Softgel

2010

ALO-03a

2011

ALO-02

Q1 2009

ALO-01

Jan. 2008

FLECTOR® Patch

Marketed

KADIAN® Capsules

Eight Potential Product Launches Over the Next Five Years

December 18, 2007 Investor Meeting

KADIAN NT             ALO-01            Announcing….

December 18, 2007 Investor Meeting

EMBEDATM

December 18, 2007 Investor Meeting

What We Will Talk About . . . KADIAN(r) key metrics Current pipeline Market opportunities Topical NSAIDs Abuse Deterrence

Acute Pain

Acute pain states can be brief, lasting moments or hours, or they can be persistent, lasting weeks or as long as 6 months until the disease or injury heals1,2

42% of adults in the United States experience pain daily
and 89% monthly3

99 million office visits for acute pain occurred in 20033

147 million adults take analgesics each year3

1.

Assessment and Management of Acute Pain. www.icsi.org. Accessed November 12, 2007.

2.

Sachs CJ. Am Fam Physician. 2005;71:913-918.

3.

American Pain Society Bulletin. Winter 2006.  www.ampainsoc.org/pub/bulletin/
win06/pres1.htm. Accessed November 12, 2007.

December 18, 2007 Investor Meeting

TRx (millions)

$ (billions)

NSAID/COX-2 Market Prescriptions and Dollars

NSAID/COX-2 Market is Large with Growth Shifting to NSAIDs

US NSAID/COX-2 Market Is Large and Shifting

Source: Wolters Kluwer Source® Pharmaceutical Audit Suite
PHAST Prescription Monthly

December 18, 2007 Investor Meeting

TRx

Volume

0

20

40

60

80

100

2003

2004

2005

2006

2007

$'s

0

2

4

6

8

2003

2004

2005

2006

2007

NSAIDs

COX-2

NSAID/Cox-2/Lidocaine patch Marketplace

Product TRx Share

Source: Wolters Kluwer Health, Source® PHAST Prescription Monthly, MAT 08/07

Few Promoted Brands

December 18, 2007 Investor Meeting

ibuprofen

30%

naproxen

15%

diclofenac

6%

meloxicam

9%

All other NSAIDs

23%

celecoxib

13%

lidocaine patch

4%

1.   Wilcox CM, et al. Clin Gastroenterol Hepatol. 2006;4:1082-1089.

2.   Chou R, et al. Ann Intern Med. 2007;147:478-491.

3.   Singh G, et al. Ann Rheum Dis 2007;66
(Suppl):509

Clinical Concerns With Oral NSAIDs / Cox-2s

FLECTOR® Patch has NSAID class labeling

Nonspecific NSAIDs: upper and lower GI complications;
previously unrecognized cardiac risks1,2

100,000 hospitalizations/year

16,500 deaths/year

In patients age 65 and older who received oral NSAIDs, serious GI complications increased 21% in 2005 compared to 20043

Cox-2s: cardiothrombotic events1

Physicians Need an Alternative to Oral NSAIDs/COX-2s

December 18, 2007 Investor Meeting

Conclusions:  Topical NSAIDs

Market for FLECTOR® Patch is large

At a time when physicians and patients concerns about NSAID/COX-2 safety are considerable, FLECTOR® Patch could fulfill some of the unmet need for a novel pain therapy

Relatively few products promoted in this space

Physicians initial response to FLECTOR® Patch has been extremely favorable

December 18, 2007 Investor Meeting

What We Will Talk About . . . KADIAN(r) key metrics Current pipeline Market opportunities Topical NSAIDs Abuse Deterrence

The Long Acting Opioid Abuse Deterrent Opportunity

Abuse goes beyond the patient

Physicians are concerned about abuse

Physicians believe abuse-deterrent formulations are
needed

Physicians estimate significant market potential

Physicians underestimate their role in abuse deterrence

Opioid abuse is a broader societal issue

December 18, 2007 Investor Meeting

The Hidden Faces of Opioid Abuse

Over 70% of Abusers Say Friends and Relatives are the
Primary Source of Illicit Pain Relievers1

1Results From the 2006 National Survey on Drug Use and Health.

December 18, 2007 Investor Meeting

The Abuse Deterrence Concern Not Concerned Somewhat Concerned Extremely Concerned 96% of Surveyed MD's Are Concerned About Abuse Source: Alpharma Primary Market Research

Abuse-Deterrent Opioid Products Will Fulfill a Significant Unmet Need

Source:  Alpharma Primary Market Research

Importance of Having Abuse-Deterrent Opioid Formulation

79% of Surveyed MD’s Believe Having Abuse-deterrent Opioids are Very Important

Not
important

Extremely
Important

1

2

3

4

5

6

7

December 18, 2007 Investor Meeting

1%

1%

2%

7%

10%

36%

43%

0%

10%

20%

30%

40%

50%

The Abuse Deterrent Paradox

MD’s Are Concerned About Abuse, But Underestimate Their Role in The Problem

Figures based on Alpharma Primary Market Research.  * Long-acting opioids

79%
of surveyed MD’s believe having
abuse-deterrent opioids are very
important

96%
of surveyed MD’s are concerned
about abuse

50%
MD’s market share
estimate for the new
abuse-deterrent products

MD’s believe that
13%
of LAO* Patients
have Abuse Risk

December 18, 2007 Investor Meeting

Sources: FDA, Clinicaltrials.gov, Alpharma data on file

Alpharma in a Lead Position in Abuse Deterrence

ALO-03b

ALO-03a

NDA

Phase III

Phase II

Phase 1

Others ?

ALO-04

ALO-02

Oxy-Nal
(Elite)

Remoxy
(King)

Targeting Q1 08

EMBEDA™

Focus on Long Acting Opioid Development is Abuse Deterrence

December 18, 2007 Investor Meeting

Abuse Deterrent:  Conclusions

Abuse is a significant issue in pain treatment

MD’s are concerned about abuse, but need to be educated on
the pathways of misuse, abuse and diversion

Products with abuse deterrent features will represent a
significant portion of the pain market and most of its
promotional effort

Alpharma is in a lead position with its abuse deterrent platform

December 18, 2007 Investor Meeting

Summary

Solid KADIAN® performance

Significant pipeline growth

Both FLECTOR® Patch and EMBEDA™  on track to compete in
markets of significant size

Strong Pipeline in the Specialty Pain Space

December 18, 2007 Investor Meeting

The
Medical Need for
Topical NSAIDs

Arthur L. Weaver, MD, MS, FACP,
MACR

Clinical Professor of Medicine

Department of Medicine—Section of
Rheumatology

University of Nebraska Medical Center

Omaha, Nebraska

Overview of Oral NSAID Therapeutic
Class

Current State of Therapy for Pain &
Inflammation

Total NSAID Use Increasing

IMS Health, IMS National Sales PerspectivesTM, 2/2006

Among people ≥65 years,70% used ≥1 dose/week, 34% used
≥7doses/week

1.79

1.44

1.24

1.1

1.08

1.28

1.94

1.79

3.69

4.6

4.88

5.36

5.34

1.77

0

1

2

3

4

5

6

1999

2000

2001

2002

2003

2004

2005

NS NSAIDs

COX-2 inhibitors

Traditional Oral NSAID Limitations: GI Toxicity

Endoscopic injury in regular users

50%: mucosal erosions on upper endoscopy

15%-30%: gastroduodenal ulcers (45% at 6 mo)

70%: NSAID lower GI injury

23%: large lower GI erosions/ulcers

Clinical upper GI

Events: 2.7%-4.5% /yr

Complications 1.0%-1.5% /yr

Clinical lower GI events: 0.19%-0.89% /yr

Intestinal bleeding

Perforation

Upper GI symptoms: dyspepsia

16% daily, 29% prior week, 37% prior 2 months

Laine L.  J Cardiovasc Pharmacol. 2006;47(suppl 1):S60-6.

2.2

5.6

6.1

6.4

7

9

13.5

0

15

Steroids

Age >70 years

Past uncomplicated ulcer

Anticoagulant

High-dose NSAIDs

Multiple NSAIDs

Past complicated ulcer

Increased Risk (Odds Ratio)

5

10

Gabriel SE, et al. Ann Intern Med. 1991;115:787-96.    Garcia-Rodriguez LA, et al.
Lancet. 1994;343:769-72.    Silverstein FE, et al. Ann Intern Med. 1995;123:241-9.

Peura DA. Am J Med. 2004;117(Suppl 5A):63S-71S.11

Risk greatest within first month of use

Risk Factors: Oral NSAID-Associated Ulcer
Complications

NSAIDs and ASA

the forgotten

risk factor

Strategies to Minimize Oral NSAID-Gastropathy

Identify individuals with risk factors for
adverse events

Stop NSAID

Use non-NSAID analgesic

Decrease NSAID dose

Use lower-risk NSAID

COX-2 selective inhibitor

Prescribe medical co-therapy

Proton pump inhibitor

Prostaglandin analog: misoprostol

Laine L. J Cardiovasc Pharmacol. 2006;47(suppl 1):S60-6.   Scheiman JM, Fendrick AM.
Am J Gastroenterol. 2002;97:2159-60.  Peura DA. Am J Med. 2004;117(Suppl 5A):63S-
71S.

In patients with
very high risk,
one protective
strategy alone
not adequate

Risk Of GI Bleed With NSAIDs or Coxib

Drug

Adjusted
Relative Risk

Aspirin alone

3.2

NSAID alone

4.7

Combination

15.4

Aspirin alone

2.8

COX-2 alone

1.3

Combination

15.8

1,034 cases; 2,068 controls

Lanas A, García-Rodriguez LA. Gastroenterology. 2003;124:(Suppl 1):A93.

CV Risk With Celecoxib

Placebo

Celecoxib

Non-ASA users

(n = 1421)

1.1%

2.6%

# deaths/total pts

5/466

25/955

ASA users

(n = 614)

0.9%

3.5%

# deaths/total pts

2/213

14/401

Deaths from CV causes in APC Trial

Solomon SD, et al. N Engl J Med. 2005;352:1071-80.

Balance GI & CV Risk

Complicated GI events     with COX-2 than
NSAIDs

Serious CV events occurred at ~ equal rates

For COX-2,     in complicated upper GI events
numerically greater than any     CV events

For every 1,000 patients treated for 1 yr with a
COX-2 vs NSAID:

8 fewer upper GI complications

1 more fatal or nonfatal heart attack/stroke

Moore RA, et al. BMC Musculoskelet Disord. 2007;8:73.

Addressing Unmet Needs

NSAIDs & COX-1 sparing agents proven efficacy

Treat edema & hypertension aggressively

Acetaminophen efficacy/safety? (CV, GI, BP)

COX-1 sparing agents & NSAIDs may     CV risk with
prolonged use, high dosage, & in patients with CV risk

Assess both CV & GI risk before initiating

Larger trials, longer duration, all dosage levels of
acetaminophen, ASA, NSAIDs, COX-1 sparing agents
to assess all risk factors

Addressing Unmet Patient Needs

Topical NSAIDs

Applied directly at site of pain

Compared with transdermal applied away from
painful site

Available in EU & Asia >20 yrs

Compounding

Many in development

2 approved:

FLECTOR® patch: acute sprains, strains
contusions

Diclofenac gel: pain of osteoarthritis

Joseph W. Stauffer, DO
Chief Medical Officer
Sr. Vice President Clinical Research
& Medical Affairs

Adjunct Assistant Professor
Johns Hopkins University Hospital
Department of Anesthesiology & Critical
Care Medicine
Division of Pain Medicine

FLECTOR® Patch
Clinical Data

Overview

Regulatory and Worldwide Safety Status

Pharmacokinetic Data

Efficacy Data

Safety Data

Regulatory Status

The FLECTOR® Patch (diclofenac epolamine topical patch)
was approved by the FDA in 2007 for the indication of:

Topical treatment of acute pain due to minor strains, sprains, and contusions

First approved in Switzerland in 1993. Subsequently approved in
39 countries (15 in Western Europe)

Italy, Switzerland, and France: Osteoarthritis

Italy: Peri-arthropathy and Chronic Inflammatory Conditions

Italy and Switzerland: Muscle Strain

France: Tendinitis and Gonarthrosis

Alpharma Pharmaceuticals LLC; data on file.

Worldwide Safety Experience

Over 6 million unique patient exposures

No deaths

133 adverse events reported in 81 patients

2001-2006,  27 adverse events related to FLECTOR® Patch with most related to application site conditions (eg, skin rash)

Alpharma Pharmaceuticals LLC; data on file.

Clinical Trials Overview

Plasma diclofenac level

24

4 days/BID

NA

Comparative
bioavailability

VAS pain at Day 14

418

14 days/BID

Minor Soft
Tissue Injury

Pivotal 1
(14-day study)

VAS pain at Days 3 & 7

134

7 days/QD

Minor Ankle
Sprain

Ankle

(Joussellin 2003)

Study

Indication

Duration/

Regimen

Number of
Subjects

Primary Endpoint

PK

NA

5 days/BID

8

Plasma diclofenac level

Sport -2 (1999)
(unpublished)

Minor Sports
Injury

14 days/BID

411

Time to pain resolution

Alpharma Pharmaceuticals LLC; data on file.

Pharmacokinetics and
Comparative Bioavailability

Comparative bioavailability of
FLECTOR® Patch (diclofenac epolamine) and
VOLTAREN® (oral diclofenac sodium) in healthy volunteers

Alpharma Pharmaceuticals LLC; data on file.

Mean Plasma
Concentration
(ng/mL)

Time (hours)

FLECTOR® Patch
VOLTAREN® Oral Tablets

Alpharma Pharmaceuticals LLC; data on file.

0.01

0.1

1

10

100

1000

10000

Mean Plasma Concentration Over Time
FLECTOR® Patch and VOLTAREN® Oral Tablets

400x Lower Systemic Blood Level

Comparison Between Plasma and Synovial Fluid with
FLECTOR® Patch

Gallacchi G, et al. Drugs Exptl Clin Res. 1993.

FLECTOR® Patch q12 dosing
BID dosing for 5 days

Four hours after the application of FLECTOR® Patch, a statistical difference between plasma and synovial fluid diclofenac concentrations was observed (p<0.05), the average amount of drug reaching the synovial fluid being 35.9% of that found in plasma.

Mean Plasma
Concentration
(ng/mL)

3.74

1

0

1

2

3

4

5

6

7

8

9

10

Plasma

Synovial Fluid

7-Day Study

A controlled double-blind clinical study on the efficacy and safety of FLECTOR® Patch versus placebo
in minor ankle sprain

Joussellin. J Traumatol Sport. 2003;20:1S5-1S9.

*

*

*

FLECTOR® Patch

placebo patch

*Indicates Statistically Significant Difference (P<0.05).

Alpharma Pharmaceuticals LLC; data on file.

7-Day Study:  Decrease in Median Pain on Active Mobilization
(%) Measured by Last VAS Value on First Day of Application

-25

-20

-15

-10

-5

0

1

2

3

4

5

6

Hours after first application

Decrease in

Spontaneous

Pain (%)

7-Day Study: Decrease in Median Pain on Active Mobilization
(%) Measured by Last VAS Value on Days 0–3

*

*

Decrease in
Spontaneous
Pain (%)

Day
0

Day
1

Day
2

Day
3

*

*

*

*

8 PM

8 AM

Noon

8 PM

8 AM

Noon

8 PM

8 AM

Time Period

*Statistically Significant Difference (P<0.05).
Alpharma Pharmaceuticals LLC; data on file.

patch

placebo

*Statistically Significant Difference (P<0.05).
Alpharma Pharmaceuticals LLC; data on file.

7-Day Study: Decrease in Pain on Active Mobilization (%)
Measured by Last VAS Value on Days 3 & 7

*

*

Day 7 Consultation

Day 3 Consultation

FLECTOR® Patch

placebo patch

-95

-90

-85

-80

-75

-70

-65

Decrease in
Spontaneous
Pain (%)

14-Day Study (Sport-2)

A randomized, double-blind study of the analgesic efficacy
and safety of  the FLECTOR® Patch in minor sports injury

Alpharma Pharmaceuticals LLC; data on file.

14-Day Study (Sport-2):
Time to Pain Resolution

Alpharma Pharmaceuticals LLC; data on file.

P=0.009

FLECTOR® Patch
(median=8.8 days)

placebo patch

(median=12.4 days)

Study Day

Percent
With
Success

40

50

60

70

100

30

20

10

0

80

90

4

5

6

7

10

3

2

1

0

8

9

11

12

13

14

15

Pivotal 1 (14-Day Study)

A randomized, double-blind, placebo-controlled study of the
analgesic efficacy and safety of the diclofenac epolamine
patch in minor soft tissue injury

Alpharma Pharmaceuticals LLC; data on file.

69 14-Day Study: Primary Efficacy *Statistically Significant Result Relative to Placebo Group (P<0.05). Alpharma Pharmaceuticals LLC; data on file. VAS Score as a Proportion of Baseline (Mean ? Standard Error) * 0.50 0.48 0.46 0.44 0.42 0.40 0.38 0.36 placebo patch FLECTOR(r) Patch

FLECTOR®
Patch

placebo
patch

Median Time to Pain
Resolution

FLECTOR® Patch: 14-Day Study Time
to Injury Resolution

Alpharma Pharmaceuticals LLC; data on file. [Beks P, et al. Manuscript in preparation].

P=0.007

5.5

7.5

0

2

4

6

8

10

Alpharma Pharmaceuticals LLC; data on file.
Ekman EF, et al. Am J Orthop. 2002;31:445-451.

®

P=0.007

Pivotal 1 (2004)

Ekman (2002)

14-Day Studies: Time to Injury Resolution

5.5

7.5

5

6

8

0

2

4

6

8

10

FLECTOR

Patch

placebo

patch

Celecoxib

Ibuprofen

Placebo

Safety Data From US Clinical Trials FLECTOR(r) Patch (N=572) placebo patch (N=564) Application Site Conditions Pruritus Dermatitis Burning Other 64 (11%) 31 (5%) 9 (2%) 2 (<1%) 22 (4%) 70 (12%) 44 (8%) 3 (<1%) 8 (1%) 15 (3%) Gastrointestinal Disorders Nausea Dysgeusia Dyspepsia Other 49 (9%) 17 (3%) 10 (2%) 7 (1%) 15 (3%) 33 (6%) 11 (2%) 3 (<1%) 8 (1%) 11 (2%) Nervous System Disorders Headache Paresthesia Somnolence Other 13 (2%) 7 (1%) 6 (1%) 4 (1%) 4 (1%) 18 (3%) 10 (2%) 8 (1%) 6 (1%) 3 (<1%) Common adverse events in ?1% of patients treated with FLECTOR(r) Patch or placebo patch FLECTOR(r) Patch [prescribing information]. Piscataway, NJ. Alpharma Pharmaceuticals LLC.

73 Overall Conclusions Efficacy The FLECTOR(r) Patch is efficacious in relieving acute pain associated with minor injuries such as sprains, strains, and contusions Pain relief with the FLECTOR(r) Patch occurred as early as 4 hours after the first application (7-day study) Time to pain resolution (4 scores ^2) was significantly shorter with the FLECTOR(r) Patch than with placebo in the 2 studies where it was assessed. Median times ranged from 9-10 days for FLECTOR(r) Patch and 12-14 days for placebo Safety and Tolerability The FLECTOR(r) Patch is well-tolerated, with the majority of patients rating the global tolerability as good or excellent No different than placebo Systemic exposure is minimal (<1% relative bioavailability compared with oral dosing), and the most common adverse events reflect mild-to-moderate application site reactions Alpharma Pharmaceuticals LLC; data on file.

Scott Shively
Sr. Vice President Sales &
Marketing

FLECTOR® Patch
Launch

FLECTOR® Patch Commercial Launch Plan

Introduction to the Product

Summary of Market Research

Promotional Campaign

Marketing Pre-Launch and Launch Plans

Sales Force Strategy

Managed Care Strategy

Customer

Understanding

Proactive with

Competition

Creativity

Executional

Excellence

Highly Strategic

Approach

People

Critical Success Factors to Build Pain Franchise

FLECTOR® Patch: Characteristics
10 cm X 14 cm Patch

Felt backing
(against
clothing)

Adhesive surface
(against skin)

Transparent
release liner
(removed
prior to
application)

Single patch

5 patches in a pouch

6 pouches in a box

FLECTOR® Patch: Commercial Packaging

FLECTOR® patch has been extensively tested in market research with over 530 physicians in addition to multiple marketing advisory boards

FLECTOR® Patch Primary Market Research

Project

Objective

Pain Product Profile

Evaluation

Obtain reactions to topical pain products

FLECTOR® Patch

Positioning Study

Determine optimal positioning platform for

FLECTOR® Patch

FLECTOR

®

Patch

Message & Creative

Concept Testing

To determine most motivating messages

and story flow; determine optimal creative

concept for visual aid

FLECTOR

®

Patch Journal

Ad & Sales Aid Testing

To assess the ability of the new sales

material to convey the sales message

effectively, and confirm that the materials

are motivational in describing FLECTOR®

Patch

Physician reaction to

FLECTOR

®

Patch profile

and pricing

To assess (1) physician reaction to

FLECTOR® Patch, (2) impact of

FLECTOR® Patch formulary status/price

on prescribing and (3) impact of patient

feedback on prescribing

N=245 Very unfavorable Very favorable Overall Impression of FLECTOR(r) Patch Profile Physicians Are Very Responsive to FLECTOR(r) Patch 1 2 3 4 5 East 0 0.020408163 0.179591837 0.636734694 0.163265306

FLECTOR® Patch Market Research
Summary of Key Findings

FLECTOR® Patch product profile elicits extremely favorable
reactions from physicians in all market research studies

Physicians would allocate to FLECTOR® Patch a significant
share of their acute, mild-to-moderate pain patients that would have been given an Rx NSAID or lidocaine 5% patch.

Virtually all physicians in all studies would be very likely to utilize the FLECTOR® Patch

FLECTOR® Patch Market Research
Key Findings (continued)

Several key potential advantages of the FLECTOR® Patch
were identified

Safe/well tolerated – comparable to placebo

Minimal systemic absorption

Effective analgesia

Analgesia directly at the painful site (due to the topical application)

Some physicians also have favorable views of patch formulations

Physician familiarity with diclofenac was a plus

BID dosing acceptable for physicians

            “I like the idea that it is a non-steroidal in the form of a patch. Because there is minimal systemic absorption, you are bypassing a lot of side effects that would be caused otherwise.”  RHEUMATOLOGIST

            “It is a familiar drug, so it gives you some confidence. It sounds like it is pretty easy to use; it’s twice a day which is fairly long-acting. It is fairly well tolerated and seems like it works pretty well. It seems to get the majority
of the people down to the percentage of improvement that would probably allow them to function.” PCP

            “It would probably replace some of the oral non-steroidals to cut down on side effects.”  PCP

            “I like the efficacy and the safety. . .I like the ease of administration. . .
I honestly can’t see anything that I don’t like about it. Diclofenac is probably my favorite
NSAID to use. It is one that hasn’t been tried by the time patients come to see me. . . I like the twice a day dosing.”  PAIN  SPECIALIST

FLECTOR® Patch Market Research
Evaluation Verbatims

The 1st and only
topical NSAID Patch

Introducing

Draft concept tested in marketing
research.  Currently under review at
DDMAC and may not be use for
promotional purposes

PR

Sales

Branded
Medical
Education

Promotion

LAUNCH

MSL
Round Tables

Managed
Markets

Launching FLECTOR® Patch With Channel Synergies

Aug 07’

Sep 07’

Oct 07’

Nov 07’

Dec 07’

Jan 08’

Positioning and Concept

Development

Sales Aid and Journal Ad

Testing and Development

Develop Pricing and

Managed Care Strategy

Flector.com Website

Recruit Sales Force

Sales Force Training

Amer. College of

Rheumatology

Regional Ad Boards

LAUNCH

IBSA Contract

Signed

FLECTOR® Patch Pre-Launch Activities

Well Prepared for Launch

Pre-launch Journal

Advertising

Journal Advertisements

Total Hits = 500,000

Direct Mail –
Alert Marketing

PCP Reach = 77,000

NP/PA Reach = 99,000

Regional Advisory
Boards

Nationwide Attendees = 280+

New England Journal of
Medicine

American Medical News

Internal Medicine News

Family Practice News

Pain Medicine News

American Family Physician

Consultant

Cleveland Clinic Journal of
Medicine

Medical Economics

Journal of Bone and Joint
Surgery

Journal of the American
Academy

  of Orthopedic Surgeons

Orthopedics Today

Journal of Pain

Drug Topics

Website

Creating Momentum Prior to Launch

Draft concept tested in marketing research.  Currently under review at
DDMAC and may not be use for promotional purposes

Sales Force Strategy
FLECTOR® Patch Call Plan

Decile 10

Alpharma
Sales
Force

CSO

Decile 1

Decile 5

Efficient Promotional Targeting

High Potential
KADIAN®/EMBEDA™

Targets

42,420

High Potential
FLECTOR® Patch

Targets

47,944

56

42,364

5,580

48,000 Targets

Efficient Sales Force Overlap and Coverage of the FLECTOR® Patch and
KADIAN®/EMBEDA™ Markets

FLECTOR®  Patch Targets

KADIAN® Targets

Overlapping Targets

Efficient Targeting; 90% Overlap

Building the Sales Force – Ramped Up to Launch

Alpharma

Sep 1, 2007

Jan 7, 2008

CSO

# Reps

190

400

135

Primary Detail
Capacity

535

Total For
Launch

Alpharma

+

=

319,000/yr

889,000/yr

Sales Force Expansion Complete

224 new sales reps hired

Average of 8 years sales experience

Average of 5 years of pharma sales experience

46% have big pharma experience

Companies recruited from include:  Abbott, Astra-Zeneca, BMS,
Cephalon, Eisai, Eli Lilly, Endo, Glaxo Smith Kline, J&J, King, Ligand,
Merck, Novartis, Pfizer, Roche, Sanofi-Aventis, Schering-Plough and
Wyeth

21 District sales managers hired

Average of 7 years management experience in a pharma, medical device, or biotech company

Average of 14 years combined and sales management experience in a pharma, medical device, or biotech company

High Quality and Experienced Sales Force
Ready To Go!

Most participants had a neutral to favorable
reaction to the FLECTOR® Patch,
focusing mostly on its route of
administration and the minimal systemic
absorption.

Very
unfavorable

Unfavorable

Neutral

Very
Favorable

Favorable

n=30

Managed Care (Payor) Response to FLECTOR® Patch

Overall, participants felt that FLECTOR®
Patch offered moderate improvement
over existing pain management
therapies.

No
Improvement

Moderate
Improvement

Significant
Improvement

n=30

Degree of Improvement Over

Existing Pain Management Therapies

Rating of Initial Impression

0

4

14

10

2

0

2

4

6

8

10

12

14

16

8

20

2

0

5

10

15

20

25

Managed Care Strategy

Achieve Commercial Managed Care Access for
FLECTOR® Patch

Tier two status to be achieved in significant number of targeted plans.

Access to more than 110 million commercial lives

Seek Medicare Coverage for FLECTOR® Patch

Plans will act on new products within 180 days of commercial availability

Achieve Medicaid Coverage for FLECTOR® Patch

Most state agencies are likely to cover FLECTOR® Patch at
launch.

WAC Price = $4.50/patch

Wholesalers

Launch deal and documentation sent out to wholesalers 11/15

Orders received 12/3-12/14

Began shipping 12/17

All wholesalers will have product by 12/19.

Retailers

Auto-ship program presented to all accounts

All major national chains (e.g. Walgreens) and key regional chains (e.g.
Duane Reade) targeted for Auto-ship program

Auto-shipments to pharmacies will be slotted for 1st and 2nd week in
January

Target 15,000-20,000 pharmacies to stock up to two boxes of FLECTOR®
Patch prior to sales force launch (1/14).

Distribution Plan

FLECTOR® Patch…Conclusion

Marketing Research has indicated very positive acceptance by physicians

Sales Force is recruited and in training

Pre-marketing plan executed, and awareness is building

Initial Managed Care meetings underway – positive early acceptance

Promotional materials under review at DDMAC

Distribution plan executed – retail stocking anticipated in January

Crisp Messaging & Targeted Tools

Grow KADIAN Business

Broader Target Audience With 400 Reps

More Diverse Target Audience

Second Position Detail

IC Plan Aligned To Support Both KADIAN® as well as
FLECTOR® Patch

Building the Pain Franchise one
“Specialty-Buster” at a time

EMBEDA
™

EMBEDA™ Overview

Joseph W. Stauffer, DO

Chief Medical Officer

Senior Vice President

Clinical Research & Medical Affairs

Alpharma Pharmaceuticals, LLC

Adjunct Assistant Professor

Johns Hopkins University Hospital

Department of Anesthesiology & Critical Care Medicine

Division of Pain Medicine

What we’ll talk about…

EMBEDA™ Technology

Pivotal Efficacy Data

Pivotal Safety Data to Date

New Abuse Deterrent Data

Summary

2.  If EMBEDA™ is crushed, chewed
or extracted:

A.

the naltrexone (opioid antagonist)
releases and mixes with morphine

B.

the morphine-naltrexone mixture is
intended to prevent euphoria from
morphine by competing for the same
opioid receptor in the brain…thus
deterring abuse of the product

1.  If taken as directed, EMBEDA™ is
intended to provide effective pain relief
with long-acting morphine pellets; the
naltrexone passes out of the body
without effect

How Does the EMBEDA™ Pharmacologic
Abuse-deterrent Technology Work?

Naltrexone Core
Releases and Mixes

Chewing or
Crushing Force

NALTREXONE CORE

MORPHINE SULFATE

Opioid
Receptor

Naltrexone

Morphine

Pivotal Efficacy Study

Objective

Evaluate efficacy and safety of EMBEDA™ vs. placebo
for chronic moderate to severe pain

Study Design

Conducted Under Special Protocol Assessment (SPA)

Open-label titration phase

Double-blind maintenance phase

Assessments

Primary Efficacy Measure

Change from baseline to the end of maintenance phase

    Brief Pain Inventory (BPI) score of average pain

Secondary Endpoints

BPI Average Pain from Daily Diary

WOMAC Pain Subscale

WOMAC Composite Score

Medical Outcomes Study (MOS) sleep scale

Beck Depression Inventory

Patient Global Impression of Change (PGIC)

Use of Rescue Medication

Safety

Efficacy – Primary Endpoint
Mean Change From in-Clinic Baseline BPI
Average Pain Score

Mean Change From Baseline BPI Average Pain Score

*PI scale: 0 = no pain, 10 = pain as bad as you can imagine

p=0.04

™

2.9

3

3.1

3.2

3.3

3.4

3.5

3.6

Randomization Baseline

12 Weeks

EMBEDA

Placebo

BPI Average Pain Score
Daily Diary

p=0.001

p=0.005

p=0.001

p=0.001

p=0.001

p=0.007

*PI scale: 0 = no pain, 10 = pain as bad as you can imagine

Taper period

™

0

0.5

1

1.5

2

2.5

3

3.5

4

Week 0

Week 6

Week 12

Placebo

EMBEDA

WOMAC Pain Subscale Score

p=0.05

p=0.02

p=0.02

p=0.003

Taper period

™

26

27

28

29

30

31

32

33

34

35

36

Week 0

Week 6

Week 12

Placebo

EMBEDA

WOMAC Composite Score

p=0.04

p=0.03

p=0.04

p=0.03

p=0.02

Taper period

™

27

28

29

30

31

32

33

34

35

36

37

Week 0

Week 6

Week 12

Placebo

EMBEDA

Secondary Endpoints ITT Population Endpoint, Mean (+-SD) Change from First Visit to Week 12 Change from First Visit to Week 12 Change from First Visit to Week 12 Endpoint, Mean (+-SD) Placebo N=173 EMBEDA N=170 p- value BPI diary average pain score 0.8 (1.94) 0.3 (1.91) 0.0048 WOMAC Pain Subscale 5.7 (17.07) 1.4 (18.91) 0.0229 WOMAC Composite Index 5.8 (16.83) 1.6 (18.04) 0.0312 MOS Sleep Scale (sleep disturbance) 5.6 (17.69) 2.4 (15.62) 0.0680 Beck Depression Inventory Scale -0.9 (3.94) -1.4 (4.52) 0.6746 (tm)

Study 301
Safety Population

0

0

Deaths, n (%)

0.8185

9 (5.3)

11 (6.4)

Severe TEAEs, n (%)

0.8324

12 (7.0)

11 (6.4)

TEAEs leading to discontinuation, n (%)

0.1932

56 (32.7)

45 (26.0)

Drug-related TEAE,* n (%)

0.3909

91 (51.2)

84 (48.6)

Any treatment-emergent adverse event
(TEAE) , n (%)

p-value

EMBEDA™

N=171

Placebo

N=173

* Events that were Possibly, Probably, or Definitely related to study drug

At Three Months, No Statistical Difference

Pivotal Safety Study 302

Objective

Evaluate long-term safety of EMBEDA™ over 12 months in
patients with chronic moderate to severe pain

Study Design

Phase 3, multi-center, open-label, long-term study

Dose titration

Initial dose:

Opioid-naïve subjects  20 mg BID

Subjects who took opioids previously  dose equivalent to
60  75% of current daily opioid dose

Dosage titration up and down allowed throughout the study,
no maximum daily dose

Rescue medication   no more than 2 g/day acetaminophen

Patient Global Assessment of EMBEDA(tm) ITT Population <80mg 80-120mg >120mg Overall Good+Very good+Excellent 95 90 88.9 93.1 Excellent 37.2 32.5 25.9 34.6 Very good 39.7 40 40.7 39.9 Good 18.2 17.5 22.2 18.6 Fair 5 10 7.4 6.4 Poor 0 0 3.7 0.5 6 Months % of Patients

Naltrexone Levels Measured

Highly sensitive assay

No appreciable naltrexone detected

Similar outcome to Phase II

No correlation between naltrexone level
and clinical effect

Phase 1 Study 205

Objective

Determine relative pharmacodynamic effects and safety of (1) crushed and whole ALO-01 compared to Morphine Sulfate IR and placebo and of
(2) crushed ALO-01 to whole ALO-01

Study Design

Screening/Qualifying period (up to 56 days)

3-night inpatient double-blind qualifying session

Dose: Morphine IR 120 mg

Double-blind treatment period (up to 63 days)

Four 2-night inpatient treatment session

Treatment A: Whole ALO-01 (2 x 60 mg capsules)

Treatment B: Crushed ALO-01 (2 x 60 mg capsules)

Treatment C: Morphine Sulfate IR solution (120 mg)

Treatment D: Placebo

14- to 21-day washout period between treatment sessions

Follow-up period (up to 14 days)

Study 205 Pharmacodynamic
Cole/ARCI Stimulation Euphoria

Peak Plasma Morphine

Concentration, t=1.5 h

0.755

Whole ALO-01 – Placebo @ 1.5 h

0.089

Crushed ALO-01 – Placebo @ 1.5 h

<.001

Morphine IR – ALO01 whole @ 1.5 h

<.001

Morphine IR – ALO-01 crushed @ 1.5 h

<.001

Morphine IR – Placebo @ 1.5 h

Triple dummy, 4-way crossover study

Opioid-abusing, non-dependent subjects

n=32      Max Score - 45

0

2

4

6

8

10

12

14

16

18

20

0

0.5

1

1.5

2

3

4

6

8

Morphine IR

Whole ALO-01

Crushed ALO-01

Placebo

Study 205 Pharmacodynamic

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

Morphine IR - ALO-01 whole

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

Morphine IR - ALO-01 crushed

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

Morphine IR – Placebo

Treatment effect

1.5 h

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

Morphine IR - ALO-01 whole

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

Morphine IR - ALO-01 crushed

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

Morphine IR – Placebo

Treatment effect

AUE0-2h*

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

Morphine IR - ALO-01 whole

<0.001

<0.001

<0.001

0.002

<0.001

<0.001

<0.001

<0.001

Morphine IR - ALO-01 crushed

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

<0.001

Morphine IR - Placebo

Treatment effect

EMAX

VAS
Feeling
High

VAS
Good
Effects

ARCI
MBG

Cole ARCI -
Abuse
Potential

Subjective
Drug Value

Cole ARCI
Stimulation
Euphoria

VAS
Overall
Drug
Liking

VAS Drug
Liking

Treatment

Analysis

Positive measures

* Area under euphoria curve (0 -2 hours)

Summary

EMBEDA™…if taken as directed

significantly decreases chronic pain

Is safe and well tolerated with adverse events
consistent with morphine and other Long-acting
opioids

EMBEDA™…if tampered with

Demonstrates Significant Abuse-Deterrent
Features

Wrap Up

Dean Mitchell

President and CEO

Strategic Direction

Create a high value specialty pharmaceutical business

Three strong businesses with varying opportunities to achieve further growth and profitability organically and through
business development activities

Innovation funded from cash flows and financing

Build capabilities to drive innovation across all businesses

Disciplined operating cost management

Strategy Remains Unchanged

As We Enter 2008

Significant market opportunities

Targeted investments to drive sustainable growth

Rigorous operating cost discipline and cash generation

Strong financial position

Continuous focus on capital structure and portfolio to maximize shareholder value

Positioned for Growth and Value Creation

2008 Targeted Milestones Pharmaceuticals API Animal Health FLECTOR(r) Patch launch KADIAN(r) revenue growth EMBEDA(tm) NDA filing Leverage abuse deterrent technology to other molecules Continue vancomycin growth Commercialize injectable production Commercialize Chinese vancomycin capacity Introduce new products Drive revenue growth through new products, indications and geographic expansion Exploit Chinese acquisitions Manage increasing input costs Innovation in All Businesses Will Drive Growth

Strategic transformation… entering second year of execution

Increased confidence in strategic potential and our ability to execute based on strong 2007 performance

To Sum Up…

Investing to Create Significant Shareholder Value

Questions and Answers

December 18, 2007 Investor Meeting